EXHIBIT 23.1


                               CONSENT OF COUNSEL


         We hereby consent to the use of our opinion included herein as an Exhibit to the Registration Statement on Form S-8 of Whitman Education Group, Inc. dated December 12, 1997 and to any references to this firm in such Registration Statement and the documents incorporated therein by reference.


                                            /S/ STEARNS WEAVER MILLER WEISSLER
                                                ALHADEFF & SITTERSON, P.A.
                                            -----------------------------------
                                                STEARNS WEAVER MILLER WEISSLER
                                                ALHADEFF & SITTERSON, P.A.






Miami, Florida
December 12, 1997

A:\OPIN.CN2


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